EXHIBIT 10.1

AMENDED AND RESTATED RESTRUCTURING AGREEMENT

This AMENDED AND RESTATED RESTRUCTURING AGREEMENT (this “Agreement”) dated as of June 2, 2015 (the “Effective Date”) to the Series A-1 Warrants, the Series B-1 Warrants, the Series C-1 Warrants, the Series D-1 Warrants and the Series E-1 Warrants (as each term is defined below) is entered into by TapImmune Inc., a Nevada corporation (the “Company”), and Eastern Capital Limited(the “Holder”) of the Series A-1 Warrants, the Series B-1 Warrants, the Series C-1 Warrants, the Series D-1 Warrants and the Series E-1 Warrants.

Recitals

WHEREAS, the Company issued (i) Series A Warrants to purchase Common Stock (the "Series A Warrants") to investors on January 12, 2015, (ii) Series B Warrants to purchase Common Stock (the "Series B Warrants") and (iii) Series C Warrants to purchase Common Stock (the "Series C Warrants", and together with the Series A Warrants and Series B Warrants, the "Original Warrants") pursuant to a Securities Purchase Agreement dated as of January 12, 2015 by and among the Company and investors party thereto. Collectively, the holders of the Original Series Warrants shall be referred to herein as the “Original Series Warrant Holders”.

WHEREAS, the Original Series Warrant Holders are having a dispute (the "Dispute") as to whether the issuance by the Company of shares of the Company's Common Stock and five series of warrants to Eastern Capital Limited on or around March 9, 2015 (the "Eastern Transaction") triggered an adjustment to the exercise price in the Series A Warrants;

WHEREAS, as part of the Eastern Transaction, the Holder was issued, (i) Series A-1 Warrants to purchase Common Stock (the “Series A-1 Warrants”), (ii) Series B-1 Warrants to purchase Common Stock (the “Series B-1 Warrants”), (iii) Series C-1 Warrants to purchase Common Stock (the “Series C-1 Warrants”), (iv) Series D-1 Warrants to purchase Common Stock (the “Series D-1 Warrants”) and (v) Series E-1 Warrants to purchase Common Stock (the “Series E-1 Warrants”, and together with the Series A-1 Warrants and Series B-1 Warrants, the Series C-1 Warrants and the Series D-1 Warrants, the “Eastern Warrants”)  pursuant to a Securities Purchase Agreement dated as of March 9, 2015 by and among the Company and the Holder (the “Eastern Securities Purchase Agreement”);

WHEREAS, this Agreement amends and restates the Restructuring Agreement dated May 28, 2015;

WHEREAS, as consideration for the Holder’s agreement to support the Company’s efforts to settle the Dispute, the parties desire that the Eastern Warrants be amended as set forth in this Agreement; and

NOW,  THEREFORE,  in  consideration  of  the  foregoing,  and  of  the  mutual  representations, warranties, covenants, and agreements herein contained, the parties hereto agree as follows:

Agreement

Section 1. Defined Terms.  Unless otherwise indicated herein, all terms which are capitalized but are not otherwise defined herein shall have the meaning ascribed to them in the Eastern Warrants.

Section 2. Amendments to Eastern Warrants.

(a)	Series A-1 Warrants

(i)	Section 1of the Series A-1 Warrants is hereby amended to

(I) delete the reference to "$1.50" and replace such reference with "$0.10"; and

(II) to add the following double underlined language below to the first sentence of Section 1(a):

“Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(h)), this Warrant may be exercised by the Holder on any day on or after November 28, 2015 in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant.”

(ii)	The first sentence of the first paragraph of the Series A-1 Warrants is hereby amended and restated in its entirety as follows:

Taplmmune Inc., a Nevada corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Eastern Capital Limited, the registered holder hereof or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the "Warrant"), at any time or times on or after November 28, 2015 but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), 5,000,000 (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below) (the "Warrant Shares").

(iii)
Section 16(j) of the Series A-1 Warrants is hereby amended to add the following language to the end of the definition of "Excluded Issuance": "; (iii) the issuance of up to 1,000,000 shares of Common Stock in the aggregate to one or more investor relations firms or consultants, as the case may be, as full or partial payment to such firms or consultants for services rendered or to be rendered to the Company in any twelve-month period beginning on the date of this Agreement, provided that such shares are not registered and do not have registration rights of any kind, and further provided, that no more than 300,000 shares of Common Stock in the aggregate may be given directly or indirectly to any one such firm or consultant; (iv) the reserve and issuance of an additional 2,500,000 options pursuant to the Company’s Omnibus Stock Option Plan, which shall be amended promptly, if necessary, and any additional options that may be reserved or issued on a pro-rata basis as a result of the exercise of this Series A-1 Warrant or any other Warrant originally issued to the Holder."

(iv)	Section 1 is hereby amended to add the following subsection:

“(h)           Limitation on Exercise.  Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of 49.9% (the “Maximum Percentage”) of the Common Stock after giving effect to such exercise.  To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be).  No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the proviso of this paragraph with respect to any subsequent determination of exercisability.  For purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act (as defined in the Securities Purchase Agreement) and the rules and regulations promulgated thereunder.  The provision of this paragraph shall not be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation.  The limitations contained in this paragraph shall apply to a successor Holder of this Warrant.  The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its common stock.  For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Securities Purchase Agreement.  Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 49.9% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder sending such notice and not to any other Holder.

Notwithstanding anything to the contrary contained herein, if the Holder’s election to exercise this Warrant would result in the Holder exceeding the Maximum Percentage, the Holder may still exercise the Warrants and pay the Exercise Price for all Warrant Shares (without regard to the Maximum Percentage), but the Holder shall not be entitled to receive any shares of Common Stock to the extent such shares of Common Stock would result in the Holder exceeding the Maximum Percentage (the “Excess Shares”) (or the beneficial ownership of, including voting rights with respect to, any such Excess Shares) and any Excess Shares shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage.  The Holder shall not have rights as a stockholder with respect to any such Excess Shares held in abeyance for the benefit of the Holder, including, but not limited to, the right to vote or direct the disposition of such Excess Shares.

For purposes of clarity, Excess Shares shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act.”

(v) Section 3 shall be revised to add the following double underlined language below:

“In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distributions would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Holder (without the right to dispose of or, to the extent available, vote such Distribution) until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).”

(vi) Section 4(a) shall be revised to add the following double underlined language below:

“(a)           Purchase Rights.  In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder (without the right to dispose of or, to the extent available, vote such Distribution) until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).”

(vii) Section 4(d) shall be revised to add the following double underlined language below:

“(d)           Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Warrant (and any such subsequent warrants, options or other instruments or securities) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (and any such subsequent warrants, options or other instruments or securities)).”

(viii) Section 9 shall be revised to add the following double underlined language below:

“AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(h)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. The Holder shall be entitled, at its option, to the benefit of any amendment of (i) any other similar warrant issued under the Securities Purchase Agreement or (ii) any other similar warrant. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.”

(ix) The first sentence of Section 1(d) shall be revised to add the following double underlined language below:

“Notwithstanding anything contained herein to the contrary (other than Section 1(h) below), if at the time of exercise hereof the Warrant Shares to be received upon the cash exercise of this Warrant shall not be freely tradable by Holder without restriction of any kind or nature, then the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”).”

[Section 2(b) continues on following page]

(b)	Series B-1 Warrants

(i)	Section 1 of the Series B-1 Warrants is hereby amended

(I) to delete the reference to "$0.40" and replace such reference with "$0.20".

(II) to add the following double underlined language below to the first sentence of Section 1(a):

“Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(h)), this Warrant may be exercised by the Holder on any day on or after the Issuance Date in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant.”

(ii)	The first sentence of the first paragraph of the Series B-1 Warrants is hereby amended and restated in its entirety as follows:

Taplmmune Inc., a Nevada corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Eastern Capital Limited, the registered holder hereof or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the "Warrant"), at any time or times on or after the Issuance Date but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), 10,000,000 (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below) (the "Warrant Shares").

(iii)	Section 5 of the Series B-1 Warrants is hereby amended and restated in its entirety as follows:

5.  MANDATORY EXERCISE.  If at any time from and after the Issuance Date (i) the VWAP of the Common Stock listed on the Principal Market equals or exceeds $0.50 (subject to appropriate adjustments for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits or other similar transactions after the Issuance Date) for not less than ten (10) consecutive Trading Days (the "Mandatory Exercise Measuring Period") and (ii) no Equity Conditions Failure (as defined below) has occurred (unless the Holder has waived such Equity Conditions Failure) as of such date (clauses (i) and (ii), the "Mandatory Exercise Conditions"), then the Company shall have the right to require the Holder to exercise all or any portion of this Warrant still unexercised for a cash exercise, as designated in the Mandatory Exercise Notice on the Mandatory Exercise Date (each as defined below) into fully paid, validly issued and nonassessable shares of Common Stock in accordance with Section 1 hereof at the Exercise Price as of the Mandatory Exercise Date (as defined below) (a "Mandatory Exercise").  The Company may exercise its right to require exercise under this Section 5 by delivering within not more than two (2) Trading Days following the end of such Mandatory Exercise Measuring Period a written notice thereof by facsimile and electronic mail to the Holder (the "Mandatory Exercise Notice" and the date that the Holder received such notice is referred to as the "Mandatory Exercise Notice Date").  The Mandatory Exercise Notice shall be irrevocable.  The Mandatory Exercise Notice shall (x) state (I) the Trading Day on which the Mandatory Exercise shall occur, which shall be the third Trading Day following the Mandatory Exercise Notice Date (the "Mandatory Exercise Date") and (II) the aggregate number of Warrants which the Company has elected to be subject to such Mandatory Exercise from the Holder (the "Mandatory Exercise Amount") pursuant to this Section 5 and (y) certify that the Mandatory Exercise Conditions have been satisfied.  The Mandatory Exercise thereunder may only occur on the Mandatory Exercise Date if there is no Equity Conditions Failure (unless the Holder has waived such Equity Conditions Failure) during the ten (10) consecutive Trading Day period that occurs immediately prior to the Mandatory Exercise Date (the "Mandatory Exercise Bring-Down Conditions").  The Company shall deliver to the Holder a notice no later than 10:00 a.m., New York Time, on the Mandatory Exercise Date (the "Bring-Down Notice"), which notice shall certify whether or not the Mandatory Exercise Bring-Down Conditions have been satisfied.  If the Mandatory Exercise Bring-Down Conditions have not been satisfied at such time (and are not waived by the Holder), the Mandatory Exercise Notice will be null and void, ab initio.  Notwithstanding anything to the contrary in this Section 5, until the Mandatory Exercise has occurred, the Mandatory Exercise Amount may be exercised, in whole or in part, by the Holder into shares of Common Stock pursuant to Section 1.  The Company covenants and agrees that it will honor all Exercise Notices tendered from the time of delivery of the Mandatory Exercise Notice until the Mandatory Exercise has occurred.  Unless otherwise indicated by the Holder, all Warrants exercised by the Holder after the Mandatory Exercise Notice Date shall reduce the Mandatory Exercise Amount of this Warrant required to be exercised on the Mandatory Exercise Date.  Upon an Equity Conditions Failure, the Holder may revoke any Exercise Notice delivered after the Mandatory Exercise Notice is received by the Holder, and the Company, within one (1) Business Day of such revocation, shall return the Aggregate Exercise Price applicable to any such Exercise Notice(s) to the Holder by wire transfer of immediately available funds and any Warrants so exercised shall be deemed reinstated and returned to the Holders, if applicable.  Delivery of any shares of Common Stock issuable pursuant to a Mandatory Exercise shall be made electronically to the Holder's or its designee's balance account with DTC through its Deposit / Withdrawal at Custodian system in accordance with the provisions of Section 1 above.

Notwithstanding anything to the contrary contained herein, if the Holder’s obligation to exercise this Warrant upon a Mandatory Exercise would result in the Holder exceeding the Maximum Percentage, the Holder shall still be required to exercise the Warrants and pay the Exercise Price for all Warrant Shares (without regard to the Maximum Percentage), but the Holder shall not be entitled to receive any shares of Common Stock to the extent such shares of Common Stock would result in the Holder exceeding the Maximum Percentage (the “Excess Shares”) (or the beneficial ownership of, including voting rights with respect to, any such Excess Shares) and any Excess Shares shall be held in abeyance for the benefit of the Holder (without the right to dispose of or, to the extent available, vote such Distribution) until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage.

(iv)         The Series B-1 Warrants are hereby amended by adding the following definitions to Section 17:

"Equity Conditions" means each of the following conditions: (i) a registration statement shall be effective and available for the issuance or resale of all remaining Warrant Shares issuable upon exercise of this Warrant; (ii) the Company shall have delivered all shares of Common Stock upon exercise of all warrants previously exercised by the Holder, including under this Warrant, in each case in accordance with the terms of the applicable warrants; (iii) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the Principal Market or any other applicable Eligible Market; (iv) the Holder shall not be in possession of any material, nonpublic information received from the Company, any Subsidiary or any of their respective agents or affiliates; and (v) the shares of Common Stock issuable pursuant the event requiring the satisfaction of the Equity Conditions are duly authorized and listed and eligible for trading without restriction on an Eligible Market. For point of clarification, the non-delivery of shares of Common Stock as a result of their designation as "Excess Shares" shall not constitute an Equity Conditions Failure.

"Equity Conditions Failure" means that on any day during the period commencing ten (10) Trading Days prior to the applicable date of determination through the applicable date of determination, the Equity Conditions have not been satisfied (or waived in writing by the Holder).

(v)              Section 1 is hereby amended to add the following subsection:

“(h)           Limitation on Exercise.  Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of 49.9% (the “Maximum Percentage”) of the Common Stock after giving effect to such exercise.  To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be).  No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the proviso of this paragraph with respect to any subsequent determination of exercisability.

For purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act (as defined in the Securities Purchase Agreement) and the rules and regulations promulgated thereunder.  The provision of this paragraph shall not be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation.  The limitations contained in this paragraph shall apply to a successor Holder of this Warrant.  The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its common stock.  For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Securities Purchase Agreement.  Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 49.9% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder sending such notice and not to any other Holder.

Notwithstanding anything to the contrary contained herein, if the Holder’s election to exercise this Warrant would result in the Holder exceeding the Maximum Percentage, the Holder may still exercise the Warrants and pay the Exercise Price for all Warrant Shares (without regard to the Maximum Percentage), but the Holder shall not be entitled to receive any shares of Common Stock to the extent such shares of Common Stock would result in the Holder exceeding the Maximum Percentage (the “Excess Shares”) (or the beneficial ownership of, including voting rights with respect to, any such Excess Shares) and any Excess Shares shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage.  The Holder shall not have rights as a stockholder with respect to any such Excess Shares held in abeyance for the benefit of the Holder, including, but not limited to, the right to vote or direct the disposition of such Excess Shares.

For purposes of clarity, Excess Shares shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act.”

(vi) Section 3 shall be revised to add the following double underlined language below:

“In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distributions would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Holder (without the right to dispose of or, to the extent available, vote such Distribution) until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).”

(vii) Section 4(a) shall be revised to add the following double underlined language below:

“(a)           Purchase Rights.  In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder (without the right to dispose of or, to the extent available, vote such Distribution) until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).”

(viii) Section 4(c) shall be revised to add the following double underlined language below:

“(c)           Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Warrant (and any such subsequent warrants, options or other instruments or securities) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (and any such subsequent warrants, options or other instruments or securities)).”

(ix) Section 10 shall be revised to add the following double underlined language below:

“AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(h)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. The Holder shall be entitled, at its option, to the benefit of any amendment of (i) any other similar warrant issued under the Securities Purchase Agreement or (ii) any other similar warrant. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.”

(x) The first sentence of Section 1(d) shall be revised to add the following double underlined language below:

“Notwithstanding anything contained herein to the contrary (other than Section 1(h) below), if at the time of exercise hereof the Warrant Shares to be received upon the cash exercise of this Warrant shall not be freely tradable by Holder without restriction of any kind or nature, then the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”).”

[Section 2(c) continues on following page]

(c)	Series C-1 Warrants

(i)	Section 1 of the Series C-1 Warrants is hereby amended to

(I) delete the reference to "$1.00" and replace such reference with "$0.50"; and;

(II) to add the following double underlined language below to the first sentence of Section 1(a):

“Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(h)), this Warrant may be exercised by the Holder on any day on or after the Issuance Date in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant.”

(ii)	The first sentence of the first paragraph of the Series C-1 Warrants is hereby amended and restated in its entirety as follows:

Taplmmune Inc., a Nevada corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Eastern Capital Limited, the registered holder hereof or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the "Warrant"), at any time or times on or after the Issuance Date but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), 10,000,000 (subject to adjustment as provided herein) fully paid and non-assessable shares of Common Stock (as defined below) (the "Warrant Shares").

(iii)	Section 5 of the Series C-1 Warrants is hereby amended and restated in its entirety as follows:

5. MANDATORY EXERCISE.  If at any time from and after the Issuance Date (i) the VWAP of the Common Stock listed on the Principal Market equals or exceeds $1.00 (subject to appropriate adjustments for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits or other similar transactions after the Issuance Date) for not less than ten (10) consecutive Trading Days (the "Mandatory Exercise Measuring Period") and (ii) no Equity Conditions Failure (as defined below) has occurred (unless the Holder has waived such Equity Conditions Failure) as of such date (clauses (i) and (ii), the "Mandatory Exercise Conditions"), then the Company shall have the right to require the Holder to exercise all or any portion of this Warrant still unexercised for a cash exercise, as designated in the Mandatory Exercise Notice on the Mandatory Exercise Date (each as defined below) into fully paid, validly issued and nonassessable shares of Common Stock in accordance with Section 1 hereof at the Exercise Price as of the Mandatory Exercise Date (as defined below) (a "Mandatory Exercise").  The Company may exercise its right to require exercise under this Section 5 by delivering within not more than two (2) Trading Days following the end of such Mandatory Exercise Measuring Period a written notice thereof by facsimile and electronic mail to the Holder (the "Mandatory Exercise Notice" and the date that the Holder received such notice is referred to as the "Mandatory Exercise Notice Date").  The Mandatory Exercise Notice shall be irrevocable.  The Mandatory Exercise Notice shall (x) state (I) the Trading Day on which the Mandatory Exercise shall occur, which shall be the third Trading Day following the Mandatory Exercise Notice Date (the "Mandatory Exercise Date") and (II) the aggregate number of Warrants which the Company has elected to be subject to such Mandatory Exercise from the Holder (the "Mandatory Exercise Amount") pursuant to this Section 5 and (y) certify that the Mandatory Exercise Conditions have been satisfied.  The Mandatory Exercise thereunder may only occur on the Mandatory Exercise Date if there is no Equity Conditions Failure (unless the Holder has waived such Equity Conditions Failure) during the ten (10) consecutive Trading Day period that occurs immediately prior to the Mandatory Exercise Date (the "Mandatory Exercise Bring-Down Conditions").  The Company shall deliver to the Holder a notice no later than 10:00 a.m., New York Time, on the Mandatory Exercise Date (the "Bring-Down Notice"), which notice shall certify whether or not the Mandatory Exercise Bring-Down Conditions have been satisfied.  If the Mandatory Exercise Bring-Down Conditions have not been satisfied at such time (and are not waived by the Holder), the Mandatory Exercise Notice will be null and void, ab initio.    Notwithstanding anything to the contrary in this Section 5, until the Mandatory Exercise has occurred, the Mandatory Exercise Amount may be exercised, in whole or in part, by the Holder into shares of Common Stock pursuant to Section 1.  The Company covenants and agrees that it will honor all Exercise Notices tendered from the time of delivery of the Mandatory Exercise Notice until the Mandatory Exercise has occurred.  Unless otherwise indicated by the Holder, all Warrants exercised by the Holder after the Mandatory Exercise Notice Date shall reduce the Mandatory Exercise Amount of this Warrant required to be exercised on the Mandatory Exercise Date.  Upon an Equity Conditions Failure, the Holder may revoke any Exercise Notice delivered after the Mandatory Exercise Notice is received by the Holder, and the Company, within one (1) Business Day of such revocation, shall return the Aggregate Exercise Price applicable to any such Exercise Notice(s) to the Holder by wire transfer of immediately available funds and any Warrants so exercised shall be deemed reinstated and returned to the Holders, if applicable.  Delivery of any shares of Common Stock issuable pursuant to a Mandatory Exercise shall be made electronically to the Holder's or its designee's balance account with DTC through its Deposit / Withdrawal at Custodian system in accordance with the provisions of Section 1 above.

Notwithstanding anything to the contrary contained herein, if the Holder’s obligation to exercise this Warrant upon a Mandatory Exercise would result in the Holder exceeding the Maximum Percentage, the Holder shall still be required to exercise the Warrants and pay the Exercise Price for all Warrant Shares (without regard to the Maximum Percentage), but the Holder shall not be entitled to receive any shares of Common Stock to the extent such shares of Common Stock would result in the Holder exceeding the Maximum Percentage (the “Excess Shares”) (or the beneficial ownership of, including voting rights with respect to, any such Excess Shares) and any Excess Shares shall be held in abeyance for the benefit of the Holder (without the right to dispose of or, to the extent available, vote such Distribution) until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage.

(iv)              The Series C-1 Warrants are hereby amended by adding the following definitions to Section 17:

"Equity Conditions" means each of the following conditions: (i) a registration statement shall be effective and available for the issuance or resale of all remaining Warrant Shares issuable upon exercise of this Warrant; (ii) the Company shall have delivered all shares of Common Stock upon exercise of all warrants previously exercised by the Holder, including under this Warrant, in each case in accordance with the terms of the applicable warrants; (iii) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the Principal Market or any other applicable Eligible Market; (iv) the Holder shall not be in possession of any material, nonpublic information received from the Company, any Subsidiary or any of their respective agents or affiliates; and (v) the shares of Common Stock issuable pursuant the event requiring the satisfaction of the Equity Conditions are duly authorized and listed and eligible for trading without restriction on an Eligible Market. For point of clarification, the non-delivery of shares of Common Stock as a result of their designation as "Excess Shares" shall not constitute an Equity Conditions Failure.

"Equity Conditions Failure" means that on any day during the period commencing ten (10) Trading Days prior to the applicable date of determination through the applicable date of determination, the Equity Conditions have not been satisfied (or waived in writing by the Holder).

(v)	Section 1 is hereby amended to add the following subsection:

“(h)           Limitation on Exercise.  Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of 49.9% (the “Maximum Percentage”) of the Common Stock after giving effect to such exercise.  To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be).  No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the proviso of this paragraph with respect to any subsequent determination of exercisability.  For purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act (as defined in the Securities Purchase Agreement) and the rules and regulations promulgated thereunder.  The provision of this paragraph shall not be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation.  The limitations contained in this paragraph shall apply to a successor Holder of this Warrant.  The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its common stock.  For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Securities Purchase Agreement.  Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 49.9% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder sending such notice and not to any other Holder.

Notwithstanding anything to the contrary contained herein, if the Holder’s election to exercise this Warrant would result in the Holder exceeding the Maximum Percentage, the Holder may still exercise the Warrants and pay the Exercise Price for all Warrant Shares (without regard to the Maximum Percentage), but the Holder shall not be entitled to receive any shares of Common Stock to the extent such shares of Common Stock would result in the Holder exceeding the Maximum Percentage (the “Excess Shares”) (or the beneficial ownership of, including voting rights with respect to, any such Excess Shares) and any Excess Shares shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage.  The Holder shall not have rights as a stockholder with respect to any such Excess Shares held in abeyance for the benefit of the Holder, including, but not limited to, the right to vote or direct the disposition of such Excess Shares.

For purposes of clarity, Excess Shares shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act.”

(vi) Section 3 shall be revised to add the following double underlined language below:

“In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distributions would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Holder (without the right to dispose of or, to the extent available, vote such Distribution) until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).”

(vii) Section 4(a) shall be revised to add the following double underlined language below:

“(a)           Purchase Rights.  In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder (without the right to dispose of or, to the extent available, vote such Distribution) until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).”

(viii) Section 4(d) shall be revised to add the following double underlined language below:

“(d)           Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Warrant (and any such subsequent warrants, options or other instruments or securities) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (and any such subsequent warrants, options or other instruments or securities)).”

(ix) Section 10 shall be revised to add the following double underlined language below:

“AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(h)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. The Holder shall be entitled, at its option, to the benefit of any amendment of (i) any other similar warrant issued under the Securities Purchase Agreement or (ii) any other similar warrant. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.”

(x) The first sentence of Section 1(d) shall be revised to add the following double underlined language below:

“Notwithstanding anything contained herein to the contrary (other than Section 1(h) below), if at the time of exercise hereof the Warrant Shares to be received upon the cash exercise of this Warrant shall not be freely tradable by Holder without restriction of any kind or nature, then the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”).”

[Section 2(d) continues on following page]

(d)           Series D-1 Warrants

(i)	Section 1(a) of the Series D-1 Warrants is hereby amended to add the following double underlined language below to the first sentence of Section 1(a):

“Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(h)), this Warrant may be exercised by the Holder on any day on or after the Issuance Date in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant.”

(ii)      Section 1 is hereby amended to add the following subsection:

“(h)           Limitation on Exercise.  Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of 49.9% (the “Maximum Percentage”) of the Common Stock after giving effect to such exercise.  To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be).  No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the proviso of this paragraph with respect to any subsequent determination of exercisability.  For purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act (as defined in the Securities Purchase Agreement) and the rules and regulations promulgated thereunder.  The provision of this paragraph shall not be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation.  The limitations contained in this paragraph shall apply to a successor Holder of this Warrant.  The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its common stock.  For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Securities Purchase Agreement.  Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 49.9% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder sending such notice and not to any other Holder.

Notwithstanding anything to the contrary contained herein, if the Holder’s election to exercise this Warrant would result in the Holder exceeding the Maximum Percentage, the Holder may still exercise the Warrants and pay the Exercise Price for all Warrant Shares (without regard to the Maximum Percentage), but the Holder shall not be entitled to receive any shares of Common Stock to the extent such shares of Common Stock would result in the Holder exceeding the Maximum Percentage (the “Excess Shares”) (or the beneficial ownership of, including voting rights with respect to, any such Excess Shares) and any Excess Shares shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage.  The Holder shall not have rights as a stockholder with respect to any such Excess Shares held in abeyance for the benefit of the Holder, including, but not limited to, the right to vote or direct the disposition of such Excess Shares.

For purposes of clarity, Excess Shares shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act.”

(iii) Section 3 shall be revised to add the following double underlined language below:

“In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distributions would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Holder (without the right to dispose of or, to the extent available, vote such Distribution) until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).”

(iv) Section 4(a) shall be revised to add the following double underlined language below:

“(a)           Purchase Rights.  In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder (without the right to dispose of or, to the extent available, vote such Distribution) until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).”

(v) Section 4(d) shall be revised to add the following double underlined language below:

“(d)           Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Warrant (and any such subsequent warrants, options or other instruments or securities) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (and any such subsequent warrants, options or other instruments or securities)).”

(vi) Section 9 shall be revised to add the following double underlined language below:

“AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(h)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. The Holder shall be entitled, at its option, to the benefit of any amendment of (i) any other similar warrant issued under the Securities Purchase Agreement or (ii) any other similar warrant. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.”

(vii) The first sentence of Section 1(d) shall be revised to add the following double underlined language below:

“Notwithstanding anything contained herein to the contrary (other than Section 1(h) below), if at the time of exercise hereof the Warrant Shares to be received upon the cash exercise of this Warrant shall not be freely tradable by Holder without restriction of any kind or nature, then the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”).”

[Section 2(e) continues on following page]

(e)           Series E-1 Warrants

(i)	Section 1(a) of the Series E-1 Warrants is hereby amended to add the following double underlined language below to the first sentence of Section 1(a):

“Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(h)), this Warrant may be exercised by the Holder on any day on or after the Issuance Date in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant.”

(ii)      Section 1 is hereby amended to add the following subsection:

“(h)           Limitation on Exercise.  Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of 49.9% (the “Maximum Percentage”) of the Common Stock after giving effect to such exercise.  To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be).  No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the proviso of this paragraph with respect to any subsequent determination of exercisability.  For purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act (as defined in the Securities Purchase Agreement) and the rules and regulations promulgated thereunder.  The provision of this paragraph shall not be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation.  The limitations contained in this paragraph shall apply to a successor Holder of this Warrant.  The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its common stock.  For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Securities Purchase Agreement.  Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 49.9% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder sending such notice and not to any other Holder.

Notwithstanding anything to the contrary contained herein, if the Holder’s election to exercise this Warrant would result in the Holder exceeding the Maximum Percentage, the Holder may still exercise the Warrants and pay the Exercise Price for all Warrant Shares (without regard to the Maximum Percentage), but the Holder shall not be entitled to receive any shares of Common Stock to the extent such shares of Common Stock would result in the Holder exceeding the Maximum Percentage (the “Excess Shares”) (or the beneficial ownership of, including voting rights with respect to, any such Excess Shares) and any Excess Shares shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage.  The Holder shall not have rights as a stockholder with respect to any such Excess Shares held in abeyance for the benefit of the Holder, including, but not limited to, the right to vote or direct the disposition of such Excess Shares.

For purposes of clarity, Excess Shares shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act.”

(iii) Section 3 shall be revised to add the following double underlined language below:

“In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distributions would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Holder (without the right to dispose of or, to the extent available, vote such Distribution) until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).”

(iv) Section 4(a) shall be revised to add the following double underlined language below:

“(a)           Purchase Rights.  In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder (without the right to dispose of or, to the extent available, vote such Distribution) until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).”

(v) Section 4(d) shall be revised to add the following double underlined language below:

“(d)           Application. The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Warrant (and any such subsequent warrants, options or other instruments or securities) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (and any such subsequent warrants, options or other instruments or securities)).”

(vi) Section 9 shall be revised to add the following double underlined language below:

“AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(h)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. The Holder shall be entitled, at its option, to the benefit of any amendment of (i) any other similar warrant issued under the Securities Purchase Agreement or (ii) any other similar warrant. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.”

(vii) The first sentence of Section 1(d) shall be revised to add the following double underlined language below:

“Notwithstanding anything contained herein to the contrary (other than Section 1(h) below), if at the time of exercise hereof the Warrant Shares to be received upon the cash exercise of this Warrant shall not be freely tradable by Holder without restriction of any kind or nature, then the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”).”

Section 3.  Ratifications; Inconsistent Provisions; Tacking.  Except as otherwise expressly provided herein, each Series A-1, B-1, C-1, D-1 and E-1 Warrant, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date, all references in  an Eastern Warrant to “this Warrant”, “hereto”, “hereof”, “hereunder” or words of like import referring to an Eastern Warrant shall mean such Eastern Warrant as amended by this Agreement.  In addition, all references to an Eastern Warrant in any other warrant issued by the Company pursuant to the Securities Purchase Agreement shall instead refer to such Eastern Warrant as amended by this Agreement. Notwithstanding the foregoing to the contrary, to the extent that there is any inconsistency between the provisions of an Eastern Warrant and this Agreement, the provisions of this Agreement shall control and be binding.  The parties hereto acknowledge and agree that, notwithstanding this Agreement, the issuance date of each Eastern Warrant, as amended hereby, shall be deemed to be March 9, 2015 (the “Original Issuance Date”), and that the holding period of such Warrant by the Holder, for purposes of Rule 144, began on the Original Issuance Date.  In addition, the parties acknowledge and agree that, in accordance with Section 3(a)(9) of the Securities Act of 1933, as amended, each Eastern Warrant, as amended hereby, shall take on the registered characteristics of each such Eastern Warrant.  The Company agrees not to take any position contrary to this Section 3.

Section 4.  Miscellaneous Provisions.

a.
Except as modified by this Agreement, the Eastern Warrants remain in full force and effect as originally written.  This Agreement is governed by and construed in accordance with the laws of the State of New York and is otherwise subject to all provisions set forth in either Section 11 or Section 12 of the respective Eastern Warrants.

b.	Each party shall bear its own costs and expenses in connection with the transactions contemplated by this Agreement and in connection with the Dispute.

c.
On or before 8:30 a.m. (New York City time) on the Fourth Trading Day immediately following date of this Agreement, the Company shall issue a press release announcing this Agreement along with a Current Report on Form 8-K with the Securities and Exchange Commission, which Form 8-K shall include a form of this Agreement as an attachment thereto. After issuance of such press release, the Company represents that the Holder will not be in possession of any material non-public information respecting the Company or the Company’s subsidiaries. Further, the Company covenants and agrees that neither it, nor any other person acting on its behalf will provide the Holder or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto the Holder shall have consented to the receipt of such information and agreed with the Company to keep such information confidential.  Effective upon the filing of the press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate. To the extent that the Company, any of its subsidiaries or any of their respective officers, directors, affiliates employees or agents delivers any material, non-public information to the Holder or any of its affiliates without its consent, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents with respect to, or a duty to the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents not to trade on the basis of, such material, non-public information.  The Company understands and confirms that the Holder shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

d.
Each party shall use its reasonable best efforts to do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

e.
The parties to this Agreement acknowledge that the Registration Statement on Form S-3 as referenced in Section 4(a) of the Securities Purchase Agreement is no longer effective as the Company does not meet the required market capitalization and the Company is currently working in good faith to prepare, file and have deemed effective an amendment to such Registration Statement on Form S-1 (“Registration Statement”).

f.
All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  This Agreement may be executed in any number of counterparts, all of which will constitute one and the same instruments and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Facsimile or other electronic transmission of any signed original document shall be deemed the same as delivery of an original.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed as of the date first written above by its respective officers thereunto duly authorized.

TAPIMMUNE INC.

By:
Name: Glynn Wilson
Title: Chief Executive Officer

Acknowledged and Accepted as of the date first written above:

EASTERN CAPITAL LIMITED

By:
Name:
Title: